Exhibit 10.4

WAIVER AND CONSENT

This Waiver and Consent (this “Agreement”), dated November 12, 2008, is entered into by and among ClearPoint Business Resources, Inc. (the “Company”) and Manufacturers and Traders Trust Company (the “Warrant Holder”).

RECITALS

WHEREAS, in connection with entering into the Loan Modification and Restructure Agreement, dated as of June 20, 2008 (the “Restructure Agreement”), by and among the Company, certain of its subsidiaries and the Warrant Holder, the Company and the Warrant Holder entered into a Registration Rights Agreement dated as of June 20, 2008 (the “Registration Rights Agreement”) for the benefit of the Warrant Holder and ComVest Capital, LLC (“ComVest”);

WHEREAS, capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Restructure Agreement or the Registration Rights Agreement, as applicable.

WHEREAS, pursuant to the Registration Rights Agreement, the Company agreed to prepare and file with the SEC the Registration Statement by no later than ninety (90) days after the date of the Registration Rights Agreement (the “Filing Deadline”);

WHEREAS, the Company previously requested an extension of the Filing Deadline to October 15, 2008 (the “First Extension Date”), which was agreed to and accepted by ComVest;

WHEREAS, the Company was unable to prepare and file the Registration Statement on or prior to the First Extension Date; and

WHEREAS, the Company is currently preparing and reasonably expects to file the Registration Statement on or prior to December 1, 2008 and the parties have agreed to extend the Filing Deadline to December 1, 2008 (the “Second Extension Date”).

AGREEMENT

NOW THEREFORE, in consideration of the premises and the respective agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereby agree as follows:

1. Waiver and Consent. In accordance with Section 11 of the Registration Rights Agreement, the Warrant Holder hereby: (i) waives the requirement that the Registration Statement be prepared and filed on or prior to the Filing Deadline or by the First Extension Date; (ii) waives any and all rights or remedies available to the Warrant Holder as a result of the Company’s failure to file the Registration Statement on or prior to the Filing Deadline or the First Extension Date; and (iii) agrees that the Company shall prepare and file the Registration Statement with the SEC on or prior to the Second Extension Date.

2. Binding Effect. This Agreement shall be binding upon and shall inure to benefit of the Company and the Warrant Holder and their respective successors in interest from time to time.

3. Entire Agreement. This Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions,

agreements and understandings of every kind and nature between them as to such subject matter.

4. Amendment. This Agreement may be amended only by a written instrument signed by the parties or their respective successors.

5. Governing Law. This Agreement shall (irrespective of the place where it is executed and delivered) be governed, construed and controlled by and under the substantive laws of the State of New York, without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, as of the day and year first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY:

By:	/s/ Anne D. Brehony
Name:	Anne D. Brehony
Title:	Vice President

CLEARPOINT BUSINESS RESOURCES, INC.:

By:	/s/ John Phillips
Name:	John Phillips
Title:	CFO

[SIGNATURE PAGE TO WAIVER AND CONSENT]